UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 9, 2010 (April 8, 2010)
GENESCO INC.
(Exact name of registrant as specified in charter)

Tennessee	1-3083	62-0211340

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895

(Address of principal executive offices)	(Zip Code)
(615) 367-7000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO DEFINITIVE MATERIAL AGREEMENT
     On April 8, 2010, Genesco, Inc., a Tennessee corporation (the “Company”) entered into a Second Amended and Restated Rights Agreement (the “Amended Rights Agreement”) with Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), which amends and restates in its entirety the terms of the Rights Agreement dated as of August 28, 2000, as amended on June 17, 2007, between the Company and the Rights Agent (the “Previous Rights Agreement”). The Amended Rights Agreement is intended to extend rights and protections (with certain modifications) similar to those provided by the Previous Rights Agreement.
     The Amended Rights Agreement includes the following changes from the Previous Rights Agreement: (i) the definition of “Acquiring Person” is deleted in its entirety which previously allowed the Company’s Board of Directors to declare certain beneficial owners of 10 percent of the Company’s common stock outstanding as triggering the Previous Rights Agreement; (ii) the final expiration date is extended to March 29, 2020 (from August 28, 2010 under the Previous Rights Agreement); (iii) the purchase price is increased to $113.00 per Right (from $90.00 per Right under the Previous Rights Agreement); (iv) the definition of “Acquiring Person” is amended to include a concept of “Acting in Concert” that aggregates the positions of coordinated investors; (v) the definition of “Beneficial Owner” is amended to state that a person will be deemed to beneficially own any securities that are the subject of specified derivative transactions to which the Company is not a party entered into by such person. Such a person will be deemed a “Beneficial Owner” only if the derivatives holder has a greater than five percent ownership interest in the Company’s common stock; and (vi) a “Trust Agreement” has been adopted to, among other things, verify that the Rights that are to be exchanged under the Amended Rights Agreement are not beneficially owned by an Acquiring Person. The Amended Rights Agreement also contains several other ministerial modifications.
     The foregoing description of the Amended Rights Agreement is qualified in its entirety by reference to the Amended Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
     The disclosures set forth under Item 1.01 are incorporated by reference into this Item 3.03.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits

Exhibit Number	Description
4.1
Second Amended and Restated Rights Agreement, including the Form of Certificate of Designation, Preferences and Rights (Exhibit A), Form of Rights Certificate (Exhibit B) and Form of Summary of Rights (Exhibit C).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.
Date: April 9, 2010	By:	/s/ Roger G. Sisson
		Name:	Roger G. Sisson
		Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

No.	Exhibit
4.1
Second Amended and Restated Rights Agreement, including the Form of Certificate of Designation, Preferences and Rights (Exhibit A), Form of Rights Certificate (Exhibit B) and Form of Summary of Rights (Exhibit C).